Intangible Assets (Schedule of Estimated Future Amortization Expense of Intangible Assets Excluding Patents Currently in Process) (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
2014	$ 38,010	$ 150,352
2015	136,093	133,900
2016	118,480	115,781
2017	102,113	99,704
2018	90,342	87,627
Thereafter	254,767	253,350
Future amortization associated with patents currently in process	168
Definite-lived intangible assets, net	$ 739,973	$ 840,714	$ 1,053,019